UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2016

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LIFE PARTNERS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-7900	74-2962475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

204 Woodhew Waco, Texas	76712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (254) 751-7797

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed in a current report on Form 8-K filed with the SEC on November 7, 2016, the Revised Third Amended Joint Plan of Reorganization of Life Partners Holdings, Inc., et al, pursuant to Chapter 11 of the Bankruptcy Code (the “Plan”) was confirmed by order of the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) entered on November 1, 2016 (the “Confirmation Order”). A copy of the Plan is attached hereto as Exhibit 2.1 and a copy of the Confirmation Order is attached hereto as Exhibit 99.1.

All conditions precedent to the Plan were satisfied or waived as set forth in Sections 15.02 and 15.04 of the Plan on December 9, 2016 (the “Effective Date”). Notice of the Effective Date was filed with the Bankruptcy Court on December 9, 2016 and is attached hereto as Exhibit 99.2.

On the Effective Date, substantially all assets of Life Partners Holdings, Inc., a Texas corporation (the “Company”) and its subsidiaries, Life Partners, Inc., a Texas corporation (“LPI”), and LPI Financial Services, Inc., a Texas corporation (“LPIFS,” and, together with LPI and the Company, the “Debtors”), were Distributed and contributed to Life Partners Position Holder Trust (the “Position Holder Trust”) and Life Partners Creditors’ Trust (the “Creditors’ Trust”), respectively, in accordance with Section 4.09 of the Plan. On the Effective Date, the issued and outstanding stock of the Debtors was cancelled and new stock in each of the Debtors was issued to the Position Holder Trust.

Financial information as to the assets and liabilities of the Debtors, as of October 30, 2016, is set forth on the Monthly Operating Reports of the Debtors filed with the Bankruptcy Court on November 21, 2016 and also filed as Exhibits 99.1, 99.2 and 99.3 to the current report on Form 8-K filed by LPHI on November 21, 2016 and is incorporated herein by reference.

The Monthly Operating Reports are filed to comply with requirements under the Bankruptcy Code and not to satisfy any other financial reporting requirements. The numbers included in the Monthly Operating Reports are based on the books and records prior to implementation of the confirmed Plan, and have not been adjusted to reflect the transactions consummated in accordance with the Plan.

This summary of the disposition of assets pursuant to the Plan, as confirmed by the Bankruptcy Court pursuant to the Confirmation Order, is qualified in its entirety by reference to the full text of the Plan, the Confirmation Order, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated by reference herein, and the Disclosure Statement for Third Amended Joint Plan of Reorganization of Life Partners Holdings, Inc., et al, Pursuant to Chapter 11 of the Bankruptcy Code filed with the Bankruptcy Court on June 22, 2016, Docket No. 2500 (the “Disclosure Statement”). Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

On the Effective Date, Eduardo S. Espinosa (“Espinosa”), the Trustee of the Position Holder Trust, became the President and Sole Director of the Company.

Espinosa, 50, is an attorney with the law firm of Dykema Cox Smith and focuses his practice in securities regulation, corporate governance and mergers and acquisitions. On multiple occasions, state and federal courts have appointed Mr. Espinosa as a receiver. Espinosa joined Cox Smith Matthews Incorporated (“Cox Smith”) in 2012. Cox Smith merged with Dykema Gossett, PLLC in 2015. Prior to joining Cox Smith, Espinosa was a partner at the law firm of K&L Gates LLP.

Espinosa does not receive compensation for his positions as Sole Director and President of the Company.

Item 5.03	Amendment to Articles of Incorporation or By-laws

In connection with the Effective Date and pursuant to the Plan, the Certificate of Formation of the Company was amended and restated (the “Restated Certificate”). Such Restated Certificate was filed with the Texas Secretary of State, and was effective, on December 14, 2016. The by-laws of the Company were amended and restated on the Effective Date pursuant to the Plan (the “Amended By-laws”). A copy of the Restated Certificate is attached hereto as Exhibit 3.1 and a copy of the Amended By-laws is attached hereto as Exhibit 3.2.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

2.1	Revised Third Amended Joint Plan of Reorganization of Life Partners Holdings, Inc., et al, Pursuant to Chapter 11 of the Bankruptcy Code (incorporated herein by reference to Exhibit 2.1 to Life Partners Holdings Inc.’s Current Report on Form 8-K filed with the SEC on November 7, 2016)

3.1	Restated Certificate of Formation of Life Partners Holdings, Inc.

3.2	Amended and Restated By-laws of Life Partners Holdings, Inc.

99.1	Order Confirming Revised Third Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code on November 1, 2016 (incorporated herein by reference to Exhibit 2.1 to Life Partners Holdings Inc.’s Current Report on Form 8-K filed with the SEC on November 7, 2016)

99.2	Notice of Effective Date

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE PARTNERS HOLDINGS, INC.

Date: December 15, 2016	By: /s/ Eduardo S. Espinosa
Eduardo S. Espinosa
President

INDEX TO EXHIBITS

Item	Exhibit
2.1	Revised Third Amended Joint Plan of Reorganization of Life Partners Holdings, Inc., et al, Pursuant to Chapter 11 of the Bankruptcy Code (incorporated herein by reference to Exhibit 2.1 to Life Partners Holdings Inc.’s Current Report on Form 8-K filed with the SEC on November 7, 2016)

3.1	Restated Certificate of Formation of Life Partners Holdings, Inc.

3.2	Amended and Restated By-laws of Life Partners Holdings, Inc.

99.1	Order Confirming Revised Third Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code on November 1, 2016 (incorporated herein by reference to Exhibit 2.1 to Life Partners Holdings Inc.’s Current Report on Form 8-K filed with the SEC on November 7, 2016)

99.2	Notice of Effective Date